UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant:	☒

Filed by a Party other than the Registrant:	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

OPTIMAL GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the

Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Registered Office:
3500 de Maisonneuve Blvd. West, Suite 800
Montréal, Québec H3Z 3C1

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

To the shareholders of Optimal Group Inc. (the “Corporation”):

NOTICE IS HEREBY GIVEN that an annual and special meeting of the shareholders (the “Meeting”) of the Corporation will be held at the Residence Inn by Marriott, 2170 Lincoln Avenue, Montréal, Québec, on June 23, 2009 at 10:00 a.m. (Eastern time). The purpose of the Meeting is to:

1.          elect three (3) directors to serve for a three-year term;

2.          appoint KPMG LLP, chartered accountants, as the independent auditors of the Corporation for the fiscal year ending December 31, 2009 and to authorize the audit committee of the board of directors to fix the remuneration of the independent auditors of the Corporation;

3.          consider and, if deemed advisable, confirm the amendments to By-Law No. 1A of the Corporation set forth in Schedule “A” contained in the accompanying proxy statement, allowing shareholders to receive notices of shareholder meetings, and to attend, participate and vote thereat, by electronic or other communication facilities, as summarized in the accompanying proxy statement; and

4.          consider, and if deemed advisable, pass, with or without variation, the special resolution of shareholders set forth in Schedule “B” contained in the accompanying proxy statement, authorizing an amendment to the articles of continuance of the Corporation to consolidate all issued and outstanding Class “A” shares on the basis that each holder of a Class “A” share shall receive one (1) Class “A” share for each five (5) Class “A” shares so consolidated, as summarized in the accompanying proxy statement.

Shareholders will also consider and act on other business as may properly come before the Meeting or any postponement or adjournment thereof.

Only shareholders of record at the close of business on May 22, 2009 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. The share register will not be closed between the Record Date and the date of the Meeting. All of the proxy materials are also available on the internet at www.optimalgrp.com/proxy.

Shareholders, whether anticipating to attend the Meeting in person or not, are urged to complete, sign, date and return the enclosed form of proxy promptly in the envelope provided or by facsimile to the Corporation’s transfer agent, Computershare Investor Services Inc. (“Computershare”), Attention: Proxy Tabulation Department, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, facsimile number: (416) 263-9524 or 1-866-249-7775, as instructed on the form of proxy. To be effective, proxies must be received by Computershare not later than 5:00 p.m. (Eastern time) on June 19, 2009, or, if the Meeting is adjourned or postponed, not later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of the adjourned or postponed Meeting, or any further adjournment or postponement thereof.

DATED at Montréal, Québec this •th day of May 2009.

By ORDER of the Board of Directors
Leon P. Garfinkle
Senior Vice-President,
General Counsel and Secretary

FORWARD−LOOKING STATEMENTS

This document includes forward−looking statements. These forward−looking statements are based on the Corporation’s management’s beliefs and assumptions and on information currently available to the Corporation’s management and involve external risks and uncertainties, including, but not limited to, those described under “Risk Factors” in the Corporation’s Annual Report on Form 10−K for the year ended December 31, 2008. Forward−looking statements include statements preceded by, followed by or that include the words “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” or similar expressions.

Forward−looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward−looking statements. Factors that could cause actual results to differ from these forward−looking statements include, but are not limited to, those discussed elsewhere in this document. You should not put undue reliance on any forward−looking statements. Except as required by applicable law or regulation, the Corporation does not have any intention or obligation to update forward−looking statements after it distributes this document.

OPTIMAL GROUP INC.

Registered Office:
3500 de Maisonneuve Blvd. West, Suite 800
Montréal, Québec, Canada H3Z 3C1

PROXY STATEMENT

In this proxy statement, references to “$” are to United States dollars, references to “Cdn.$” are to Canadian dollars and references to the 2008 audited financial statements are to the audited consolidated financial statements of the Corporation for the year ended December 31, 2008, which are included in the Corporation’s Form 10-K annual report filed with the U.S. Securities and Exchange Commission (the “Commission”) on March 13, 2009.

SOLICITATION AND VOTING OF PROXIES

          The accompanying proxy is solicited by management of Optimal Group Inc. (the “Corporation”) for use at the annual and special meeting of shareholders of the Corporation (the “Meeting”) to be held at 10:00 a.m. (Eastern time) on June 23, 2009 at the Residence Inn by Marriott, 2170 Lincoln Avenue, Montréal, Québec, Canada, H3H 2N5 and for any adjournments or postponements of the Meeting. The costs of solicitation will be borne by the Corporation. The solicitation of proxies will be made primarily by mail but proxies may also be solicited personally or by telephone, electronic mail or fax by the Corporation’s directors, officers and employees without special compensation. Record holders such as brokerage houses, nominees, fiduciaries or other custodians are requested to forward soliciting materials to beneficial shareholders who do not hold their shares in their own name and to request authority for the exercise of proxies, and, upon request of such record shareholders, they will be reimbursed for their reasonable expenses incurred in sending proxy materials to beneficial shareholders.

          The board of directors of the Corporation (the “Board”) has fixed May 22, 2009 as the record date for determining those shareholders who shall be entitled to receive notice of and to vote at the Meeting (the “Record Date”). As of May •, 2009, there are • Class “A” shares of the Corporation outstanding.

          To be effective, proxies must be received by Computershare Investor Services Inc. (“Computershare”) not later than 5:00 p.m. (Eastern time) on June 19, 2009, or, if the Meeting is adjourned or postponed, not later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of the adjourned or postponed Meeting, or any further adjournment or postponement thereof. The Corporation anticipates mailing this proxy statement and the accompanying form of proxy to holders of Class “A” shares on or about May 27, 2009.

PURPOSE OF THE MEETING

As described in more detail in this proxy statement, the purpose of the Meeting is to:

1.	elect three (3) directors to serve for a three-year term;

2.

appoint KPMG LLP (“KPMG”), chartered accountants, as the independent auditors of the Corporation for the fiscal year ending December 31, 2009 and to authorize the audit committee of the Board to fix the remuneration of the independent auditors of the Corporation;

3.

consider and, if deemed advisable, confirm the amendments to By-Law No. 1A of the Corporation set forth in Schedule “A” contained in this proxy statement (the “By-Law Amendments”), allowing shareholders to receive notices of shareholder meetings, and to attend, participate and vote thereat, by electronic or other communication facilities; and

4.

consider, and if deemed advisable, pass, with or without variation, the special resolution of shareholders set forth in Schedule “B” contained in this proxy statement (the “Share Consolidation Resolution”), authorizing an amendment to the articles of continuance of the Corporation to consolidate all issued and outstanding Class “A” shares on the basis that each holder of a Class “A” share shall receive one (1) Class “A” share for each five (5) Class “A” shares so consolidated.

          Shareholders will also consider and act on such other business as may properly come before the Meeting or any postponement or adjournment thereof.

ADVICE TO BENEFICIAL SHAREHOLDERS

          The information set forth in this section is important to beneficial shareholders. Beneficial shareholders should note that only proxies deposited by shareholders whose names appear on the records of the Corporation as registered shareholders can be recognized and acted upon at the Meeting. If Class “A” shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares will not be registered in the shareholder’s name on the records of the Corporation. Such shares will more likely be registered under the name of the shareholder’s broker or a nominee of that broker. In Canada, the vast majority of these shares are registered under the name of CDS & Co. (the registration name for the Canadian Depository for Securities), which acts as nominee for many Canadian brokerage firms. In the United States, shares are often registered under the name of CEDE & Co. (the registration name for The Depository Trust Company), which acts as nominee for many U.S. brokerage firms. Class “A” shares held by brokers or their nominees can only be voted upon the instructions of the beneficial shareholder.

          Applicable regulatory policy requires brokers to seek voting instructions from beneficial shareholders in advance of shareholders’ meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions, which should be carefully followed by beneficial shareholders in order to ensure that their Class “A” shares are voted at the Meeting. Often, the form of proxy supplied to a beneficial shareholder by his/her broker is identical to the form of proxy provided by the Corporation to the registered shareholders. However, its purpose is limited to instructing the registered shareholder how to vote on behalf of the beneficial shareholder. Many brokers now delegate responsibility for obtaining instructions from clients to Broadridge Investor Communication Solutions (“Broadridge”). Broadridge typically prepares a machine-readable proxy form, mails those forms to the beneficial shareholders and asks beneficial shareholders to return the proxy forms to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Class “A” shares at the Meeting.

          A beneficial shareholder receiving a proxy form from his/her broker or Broadridge cannot use that proxy to vote Class “A” shares directly at the Meeting. The proxy must be returned to his/her broker or Broadridge, as applicable, sufficiently well in advance of the Meeting in order to have the Class “A” shares represented by such proxy voted in accordance with the instructions of the beneficial shareholder.

APPOINTMENT OF PROXY AND DISCRETIONARY AUTHORITY

          Shareholders have the right to appoint a person, who need not be a shareholder, other than persons designated in the form of proxy accompanying this proxy statement, as nominee to attend and act for and on behalf of such shareholder at the Meeting and may exercise such right by inserting the name of such person in the blank space provided on the form of proxy.

          The form of proxy accompanying this proxy statement confers discretionary authority upon the proxy nominees with respect to amendments or variations to the matters identified in the accompanying notice of the Meeting and other matters that may properly come before the Meeting.

          The persons named in the enclosed form of proxy, who are officers of the Corporation, will vote the Class “A” shares in respect of which they are appointed in accordance with the directions of the shareholders appointing them.

In the absence of such directions, such Class “A” shares will be voted FOR:

1.	the election of Messrs. Neil S. Wechsler, James S. Gertler and Thomas D. Murphy to serve as directors of the Corporation for a three-year term;

2.

the appointment of KPMG as independent auditors of the Corporation for the fiscal year ending December 31, 2009, and the authorization of the audit committee of the Board to fix the remuneration of the independent auditors of the Corporation;

3.	the confirmation of the By-Law Amendments; and

4.	the approval of the Share Consolidation Resolution.

          Management of the Corporation knows of no matters to come before the Meeting other than the matters referred to in the accompanying notice of the Meeting. However, if any other matters which are not now known to management should properly come before the Meeting, the Class “A” shares represented by proxies granted to the proxy nominees will be voted on such matters in accordance with the best judgment of the proxy nominee.

REVOCATION OF PROXIES

          Proxies given by shareholders for use at the Meeting may be revoked at any time prior to their use. A shareholder giving a proxy may revoke the proxy (i) by instrument in writing executed by the shareholder or by his or her attorney authorized in writing, or, if the shareholder is a corporation, by an officer or attorney thereof duly authorized indicating the capacity under which such officer or attorney is signing, and delivering it either at the registered office of the Corporation (as set forth in this proxy statement) or with Computershare at any time up to and including 5:00 p.m. (Eastern time) on the last business day preceding the day of the Meeting, or any adjournment or postponement thereof, or with the Chairman of the Meeting on the day of the Meeting or adjournment or postponement thereof, or (ii) in any other manner permitted by law.

QUORUM AND VOTING RIGHTS AND APPROVAL OF PROPOSALS

          Two persons present in person, being shareholders or proxy holders, representing not less than 10% of the outstanding Class “A” shares constitutes a quorum for the transaction of business at the Meeting. Class “A” shares represented by proxies that are marked “withhold vote” on any matter will be counted as shares present for purposes of determining the presence of a quorum. Class “A” shares that are represented by non-votes will also be counted as shares present for purposes of determining the presence of a quorum. If a quorum is not present, the Meeting may be postponed or adjourned to allow additional time for obtaining additional proxies or votes. At any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the subsequent meeting.

          Each Class “A” share entitles its owner to one vote on all matters presented at the Meeting. Each of (i) the election of directors, (ii) the appointment of KPMG as the independent auditors of the Corporation for the fiscal year ending December 31, 2009 and (iii) the confirmation of the By-Law Amendments requires the affirmative vote of a majority of the total votes cast by the shareholders present (in person or by proxy) and entitled to vote at the Meeting. The Share Consolidation Resolution is a special resolution as defined in the Canada Business Corporations Act. Consequently, the Share Consolidation Resolution will require the affirmative vote of at least two-thirds of the votes cast by the shareholders present (in person or by proxy) and entitled to vote at the Meeting.

          An abstention will not be counted as a vote cast. In addition, Class “A” shares represented at the Meeting whose votes are withheld on any matter will not be counted as a vote cast. A broker non-vote will also not be counted as a vote cast. A broker non-vote occurs when the broker holding shares for a beneficial shareholder does not vote on a particular proposal because the broker does not have discretionary voting power to vote on that proposal and has not received voting instructions from the beneficial shareholder for that proposal.

          All votes will be tabulated by Computershare, the proxy tabulator and inspector of election appointed for the Meeting. Computershare will separately tabulate affirmative and negative votes, abstentions or withheld votes and broker non-votes.

DISSENTERS’ RIGHT OF APPRAISAL

          Management of the Corporation does not anticipate that any matter will be acted upon at the Meeting that would give rise to rights of appraisal or similar rights of dissenters.

SOLICITATION OF PROXIES

          The Corporation will bear the cost of the solicitation of proxies, including the preparation, printing and mailing of this proxy statement and the accompanying form of proxy. The Corporation will furnish copies of these proxy materials to banks, brokers, fiduciaries and custodians holding Class “A” shares in their names on behalf of beneficial shareholders so that they may forward these proxy materials to the Corporation’s beneficial shareholders.

HOUSEHOLDING

     The Corporation is delivering these proxy materials using a procedure approved by the Commission called “householding.” Under this procedure, service providers that deliver our communications to shareholders may deliver a single copy of our proxy statements, annual reports and/or information statements to multiple shareholders sharing the same address, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This householding procedure will reduce the printing costs and postage fees of the Corporation.

     The Coropration will deliver promptly upon written or oral request a separate copy of these proxy materials to a shareholder at a shared address to which a single copy of the document was delivered. Please notify our transfer agent at the address provided below to receive a separate copy of these proxy materials.

     If you are eligible for householding, but you and other shareholders with whom you share an address currently receive multiple copies of our proxy statements, annual reports and/or information statements, or if you hold stock in more than one account, and in either case you wish to receive only a single copy for your household, please contact our transfer agent, Computershare, at 100 University Avenue, 9th floor, Toronto, Ontario, Canada M5J 2Y1.

CORPORATE GOVERNANCE

Board Composition and Independence

          The Board has set the number of directors at seven, divided into three classes. Messrs. Neil S. Wechsler, James S. Gertler and Thomas D. Murphy, as members of a single class of directors, have been elected to hold office until the close of the Meeting; Messrs. Henry M. Karp and Jonathan J. Ginns, as members of a single class of directors, have been elected to hold office until the close of the 2010 annual meeting of shareholders; and Messrs. Holden L. Ostrin and Tommy Boman, as members of a single class of directors, have been elected to hold office until the close of the 2011 annual meeting of shareholders.

          The Board is composed of a majority of independent directors. Independence is determined with reference to the listing standards of the Nasdaq Stock Market (“Nasdaq”), which are consistent with Canadian rules of independence. The Board has determined that Tommy Boman, James S. Gertler, Jonathan J. Ginns and Thomas D. Murphy are independent directors as determined under the listing standards of Nasdaq. The remaining directors, including each Co-Chairman of the Board, by virtue of their employment with the Corporation or the receipt of compensation other than in the capacity as a director of the Corporation, are not independent directors.

          The non-independent directors possess an extensive knowledge of the Corporation’s business and have extensive business experience, both of which have proven to be beneficial to the other directors, and their participation as directors contributes to the effectiveness of the Board. The Board also believes that the non-independent directors are sensitive to conflicts of interest and would excuse themselves from deliberations and voting in appropriate circumstances.

The Board, Board Meetings and Committees

          The Board’s role is to supervise the management of the Corporation by establishing policies and procedures directed at promoting and monitoring good corporate governance and effective corporate management. The Board generally has four regularly scheduled meetings per year and audit committee meetings are normally held in conjunction with these Board meetings. The Board and its committees also hold special meetings and act by written consent from time to time, as appropriate. Board meetings include regularly scheduled sessions for the Board to meet with the Chief Executive Officer as well as for the independent directors to meet without management present. The Board met four times in 2008. Henry Karp attended three out of four meetings of the Board. All of the other directors of the Corporation attended all meetings of the Board and the committees on which they served during the last fiscal year. The Board has three standing committees: the audit committee, the compensation committee and the nominating committee. Copies of the Corporation’s audit committee charter and its nominating committee charter are available under “Investors – Committee Charters” at the Corporation’s website at http://www.optimalgrp.com. Copies are also available in print to shareholders upon request, addressed to the Corporation.

Audit Committee.

          The Corporation has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). The audit committee of the

Board oversees the Corporation’s financial reporting process on behalf of the Board, including monitoring the quality and integrity of the Corporation’s financial statements, financial reporting process, system of internal controls over financial reporting, audit process and related disclosure; the Corporation’s compliance with legal and regulatory requirements; the independent auditor’s qualifications, independence and performance; and the performance of the Corporation’s internal audit and control functions. The audit committee met four times in 2008. The audit committee is composed of three non-management directors, namely Messrs. James S. Gertler, Chairman, Jonathan J. Ginns and Thomas D. Murphy. Each of the members of the audit committee is independent under the listing standards of Nasdaq and the Commission rules.

Compensation Committee.

          The compensation committee of the Board oversees responsibilities relating to compensation of the directors and executive officers of the Corporation. The compensation committee is composed of three non-management directors, namely Messrs. Thomas D. Murphy, Chairman, Tommy Boman and James S. Gertler. Each of the members of the compensation committee is independent under the listing standards of Nasdaq. The compensation committee met four times in 2008. The compensation committee currently operates without a charter. The compensation committee has overall responsibility with respect to approving and monitoring the Corporation’s executive compensation plans, policies and programs. The committee’s objective is to promote an executive compensation program that supports the Corporation’s overall objective of rewarding performance, thereby enhancing shareholder value. In order to achieve these goals, the compensation committee may seek the advice or input from time to time of external compensation consultants or the executive officers of the Corporation. In addition, certain ministerial tasks, such as the administration of various compensation plans, has been delegated to the appropriate officers of the Corporation. However, the compensation committee will render all final decisions relating to executive and director compensation.

Compensation Committee Interlocks and Insider Participation.

          The compensation committee is composed of Messrs. Thomas D. Murphy, Chairman, Tommy Boman and James S. Gertler. None of the members of the compensation committee is a current or former employee or officer of the Corporation nor was any member of the compensation committee involved in a related transaction that is otherwise required to be disclosed.

Nominating Committee.

          The nominating committee of the Board oversees the responsibility for identifying candidates for nomination as directors, and selecting the director nominees to be presented for election at each annual meeting of shareholders of the Corporation. The nominating committee is responsible for assisting the Board by actively identifying individuals qualified to become members of the Board and making recommendations to the Board regarding the director nominees for election at the next annual general meeting of shareholders. The nominating committee met once in 2008. The nominating committee is composed of Messrs. Tommy Boman, Chairman, James S. Gertler, Jonathan J. Ginns and Thomas D. Murphy. Each of the members of the nominating committee is independent under the listing standards of Nasdaq.

Corporate Governance Guidelines and Code of Ethics

          The Corporation has adopted a code of business conduct and ethics for directors and employees (including officers) within the meaning of the regulations adopted by the Commission under Section 406 of the Sarbanes-Oxley Act of 2002. The code has been designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely, and understandable disclosure in reports and documents that the Corporation files with, or submits to, the Commission and in other public communications made by it; compliance with applicable governmental laws, rules and regulations; the prompt internal reporting of violations of the code to an appropriate person or persons; and accountability for adherence to the code. The application of the code may only be waived by the Board in accordance with Commission regulations and the Sarbanes-Oxley Act of 2002. A copy of the code is available to the general public at the Corporation’s website at http://www.optimalgrp.com. In addition, the Corporation will disclose on its website any amendment to the code and any waiver of the code that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or any person performing similar functions.

Executive Sessions of the Board

          The non-management directors of the Corporation meet without management directors at regularly scheduled executive sessions and at such other times as they deem appropriate. The Board has adopted a policy that the non-management directors will meet without management present at each regularly scheduled Board meeting. The non-management directors met at executive sessions four times in 2008.

Communications with the Board

          Shareholders and other parties interested in contacting the non-management directors may send an e-mail to: nonmanagementdirectors@optimalgrp.com or write to Non-Management Directors, Optimal Group Inc., 3500 de Maisonneuve Blvd. West, Suite 800, Montréal, Québec, Canada, H3Z 3C1. Shareholders should use the e-mail and mailing address for the non-management directors to send communications to the Board. Communications addressed to individual directors will be forwarded to such directors. The Corporation does not have a policy with respect to the attendance of its directors at the annual meeting of shareholders of the Corporation. As there was no special business to be conducted by the Board in connection with the 2008 annual meeting of shareholders of the Corporation, three of the Corporation’s directors attended the 2008 annual meeting of shareholders of the Corporation.

Nomination of Directors

          As provided in its charter, the nominating committee identifies and recommends to the Board nominees for election to the Board. The nominating committee will consider nominees submitted by shareholders. The nominating committee, in its commitment to the Corporation’s corporate governance guidelines, strives to nominate director candidates who exhibit high standards of ethics, integrity, commitment and accountability and who are committed to promoting the long-term interests of its shareholders. In addition, all nominations attempt to ensure that the Board shall encompass a range of talent, skill and relevant expertise sufficient to provide sound guidance with respect to the Corporation’s operations and interests. In that regard, from time to time, the nominating committee may identify certain skills or attributes (e.g., extensive global business experience) as being particularly desirable to help meet specific Board needs that might arise. When reviewing a potential new candidate, the nominating committee will look specifically at the candidate’s qualifications in light of the needs of the Board at that time, given the then-current mix of director attributes.

          In connection with the director nominations process, the nominating committee may identify candidates through recommendations provided by members of the Board, management or shareholders, and may also engage a search firm to assist in identifying or evaluating qualified candidates. The committee will review and evaluate candidates taking into account available information concerning the candidate, the qualifications for Board membership described above and other factors that it deems relevant. In conducting its review and evaluation, the nominating committee may solicit the views of other members of the Board, senior management and third parties, conduct interviews of proposed candidates and may also request that candidates meet with other members of the Board. The nominating committee will evaluate candidates recommended by shareholders in the same manner as candidates recommended by other persons. The nominating committee did not pay any fees to any third party to assist the Corporation in identifying or evaluating any potential nominees for director during 2008. The nominating committee has not received any nominations from shareholders for the election of a director at the Meeting. A shareholder may also recommend director candidates for consideration by the nominating committee. Shareholders may contact the nominating committee by making contact with the non-management directors of the Corporation – see “Corporate Governance – Communications with the Board” above.

Proposal No. 1 – ELECTION OF DIRECTORS

Information on Directors, Executive Officers and Proposed Nominees

          The nominating committee of the Board has recommended and nominated Neil S. Wechsler, James S. Gertler and Thomas D. Murphy, as members of a single class of directors, to hold office until the close of the 2012 annual meeting of shareholders of the Corporation. Each of the three nominees has established his eligibility and willingness to serve as a director. James S. Gertler and Thomas D. Murphy are independent directors within the meaning of the listing standards of Nasdaq and the Commission rules.

          The names and ages of all nominees for election as directors and directors who remain on the Board and executive officers; their province or state of residency; their period of service as a director or executive officer; their principal occupation during the last five (5) years; and the number of Class “A” shares beneficially owned by them, directly or indirectly, or over which any of them exercises control or direction as of May 6, 2009; and the dates upon which they became directors or executive officers, are as follows:

Name	Principal Occupation	# of Class “A” Shares	Director Since	Term Expires

Neil S. Wechsler, 42 Québec, Canada	Co-Chairman and Chief Executive Officer Optimal Group Inc.	145,607	1995	2009

Holden L. Ostrin, 49 Québec, Canada	Co-Chairman Optimal Group Inc.	142,857	1996	2011

Henry M. Karp, 54 Québec, Canada	Director	142,857	1996	2010

James S. Gertler, 43 New York, United States	Managing member of Independent Outdoor Advertising, LLC	300	1997	2009

Thomas D. Murphy, 55 Colorado, United States	President Peak Tech Consulting	55,000	2000	2009

Jonathan J. Ginns, 44 District of Columbia, United States	Managing Partner ACON Investments	Nil	2001	2010

Tommy Boman, 70 South Carolina, United States	Former Vice-Chairman of IMS International and President and Chief Executive Officer of IMS America	3,172	2004	2011

Gary S. Wechsler, C.A., 51 Québec, Canada	Treasurer and Chief Financial Officer Optimal Group Inc.	192,857	—	—

O. Bradley McKenna, C.A., 58 Québec, Canada	Vice-President, Administration and Human Resources Optimal Group Inc.	13,000	—	—

          There are no family relationships between any of our directors or executive officers, except for Neil S. Wechsler and Gary S. Wechsler, who are brothers.

          Neil S. Wechsler has been an executive officer of the Corporation since June 1995 and held other positions within the Corporation since 1994.

          Holden L. Ostrin has been an executive officer of the Corporation since June 1996.

          Henry M. Karp was the President and Chief Operating Officer of the Corporation from June 1999 through December 2005.

          James S. Gertler is a managing member of Independent Outdoor Advertising, LLC, an outdoor media company in the United States and is a principal of the general partner of Signal International, an offshore rig repair, maintenance, upgrade and conversion company in the Gulf of Mexico.

          Thomas D. Murphy is the President of Peak Tech Consulting, a firm that specializes in information technology management and related benefit realization.

          Jonathan J. Ginns has been Managing Partner of ACON Investments, a Washington, D.C.-based private equity investment firm since 1996. Since 2004, he has served as a director of Mariner Energy, Inc.

          Tommy Boman served as a director of Terra Payments Inc. from March 2003 until April 2004. Prior to 1998, Mr. Boman was Vice-Chairman of IMS International and President and Chief Executive Officer of IMS America, a market research company for the pharmaceutical and healthcare industries.

          Gary S. Wechsler, C.A. has been Treasurer and Chief Financial Officer of the Corporation since May 1994.

          O. Bradley McKenna, C.A. has been the Vice-President, Administration and Human Resources of the Corporation since June 1999 and held other positions within the Corporation since 1994.

Director Continuing Education

          Members of senior management of the Corporation as well as appropriate outside advisors will periodically report to the Board on any significant developments in the law and practice of corporate governance and other matters relating to the duties and responsibilities of directors in general.

Related Party Transactions

          Mr. Stephen Shaper, who was a director of the Corporation during 2008, provided the Corporation with consulting services and, as a result, in 2008 we incurred approximately $199,521 (2007 - $260,000) to Middlemarch Capital Corporation, a company under his control. Effective September 30, 2008, this consulting services arrangement ended.

          The Board has not adopted a formal policy pertaining to the review, approval and ratification of related party transactions.

RECOMMENDATION OF THE BOARD

          The Board recommends that you vote FOR the election of each of Messrs. Neil S. Wechsler, James S. Gertler and Thomas D. Murphy to serve as directors for a three-year term ending at the Corporation’s annual meeting of shareholders in 2012.

          Proxies received pursuant to this solicitation will be voted FOR the election of the above named nominees as directors of the Corporation, unless the shareholder has specified in the proxy that his or her Class “A” shares are to be withheld from voting for the election of directors. If for any reason any of such nominees should be unable to serve as a director, such proxy will be voted for a substitute nominee in his place. As at the date hereof, management of the Corporation does not anticipate that any of the nominees will be unable to serve as a director. Election of each director requires the affirmative vote of a majority of the total votes cast by the shareholders present (in person or by proxy) at the Meeting.

EXECUTIVE COMPENSATION

Summary Compensation Table

          The following table sets forth compensation paid to the Co-Chairman and Chief Executive Officer and the four other most highly compensated executive officers of the Corporation (collectively, the “Named Executive Officers”) for the fiscal year ended December 31, 2008.

2008 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)		Option Awards ($)		Non- equity incentive plan compen- sation ($)	Change in pension value and non- qualified deferred compensation earnings ($)	All other compen- sation ($)		Total ($)

Neil S. Wechsler	2008	1,407,129	0	0		782,973	(4)	0	0	13,176	(6)(8)	2,203,279
Co-Chairman and Chief	2007	1,395,349	0	1,036,079	(3)	65,009	(4)	0	0	0		2,496,437
Executive Officer	2006	1,322,401	410,000	272,652		0		0	0	0		2,005,053

Holden L. Ostrin	2008	1,407,129	0	0		782,973	(4)	0	0	50,691	(6)(7)	2,240,793
Co-Chairman	2007	1,395,349	0	1,036,079	(3)	65,009	(4)	0	0	48,885		2,545,322
	2006	1,322,401	410,000	272,652		0		0	0	46,534		2,051,587

Gary S. Wechsler	2008	685,976	0	0		370,329	(4)	0	0	0	(5)	1,056,305
Treasurer and Chief	2007	680,233	0	394,697	(3)	30,337	(4)	0	0	0		1,105,267
Financial Officer	2006	644,671	285,000	103,868		0		0	0	0		1,033,539

Peter Yanofsky President, WowWee USA, Inc. (9)	2008	750,000	0	0		0		0	0	0	(5)	750,000

Richard Yanofsky President, WowWee Canada Inc. (9)	2008	750,000	0	0		0		0	0	0	(5)	750,000

(1)

The Corporation pays salary in Canadian dollars. The average exchange rate for 2006, 2007 and 2008 used to convert these salaries into dollars were: US$1.00=Cdn$1.1343 (2006), US$1.00=Cdn$1.0750 (2007) and US$1.00=Cdn$1.0600 (2008).

(2)

The Board has approved the cancellation of all options outstanding under the Corporation’s stock option plan, subject to the consent of the option holder. Each of Messrs. N. Wechsler, Ostrin and G. Wechsler has consented to the cancellation of all stock options held by him.

(3)

Reflects the full amount of the previously unamortized accounting expense that was recognized for financial statement reporting purposes for 2007 in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004) “Share-Based Payment” (“SFAS 123(R)”). In connection with an offer by Optimal Acquisition Inc., a subsidiary of the Corporation, for all the issued and outstanding shares of the then majority owned subsidiary of the Corporation, FireOne Group plc (based on the fair value of each FireOne share underlying the restricted share units (“RSUs”) on the date of the grant – fair value was determined to be the exercise price at the date of the grant, as the exercise price of the RSU’s was a nominal amount). As a result of that transaction, all outstanding FireOne Group plc RSUs held by the employees of the Corporation became vested and were paid in 2007. The actual value realized by executives of the Corporation was: Mr. Neil Wechsler $409,751, Mr. Holden Ostrin $409,770 and Mr. Gary Wechsler $167,571.

(4)

Reflects the expense recognized for financial statement reporting purposes for fiscal year 2007 and 2008 in accordance with SFAS 123(R). Fair value of the options issued was determined by the Corporation using the Black-Scholes option pricing model with the following assumptions: Expected volatility - 56.31%, Expected life in years - 7, Risk-free interest rate - 3.74% and Expected dividend rate - 0%.

(5)	The dollar value of all perquisites and other personal benefits or property was less than $10,000.
(6)	Perquisites for both the Co-Chairman and Chief Executive Officer and the Co-Chairman include the payment of life insurance premiums. See “Executive Employment and Separation Agreements.”
(7)	The perquisites include the interest free benefit of a home loan granted in 1996 amounting to $2,782 and life insurance premiums amounting to $47,909.
(8)	The perquisites include life insurance premiums amounting to $13,176.
(9)

Mr. Peter Yanofsky and Mr. Richard Yanofsky were not named executive officers in 2006 and 2007; accordingly, only compensation for 2008 is shown in the Summary Compensation table. Mr. Peter Yanofsky has been the President of WowWee USA, Inc. since November 2007. Mr. Richard Yanofsky has been the President of WowWee Canada Inc. since November 2007.

2008 GRANTS OF PLAN - BASED AWARDS

		All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(2)(3)	Exercise or Base Price of Option Awards ($/sh) (1)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Name	Grant Date (1)	Maximum (#)

Neil S. Wechsler Co-Chairman and Chief Executive Officer	06/25/08	0	870,000	7.10	307,110

Holden L. Ostrin Co-Chairman	06/25/08	0	870,000	7.10	307,110

Gary S. Wechsler Treasurer and Chief Financial Officer	06/25/08	0	420,000	7.10	148,260

Peter Yanofsky President, WowWee USA, Inc.	—	0	0	0	0

Richard Yanofsky President, WowWee Canada Inc.	—	0	0	0	0

(1)

In June 2008, the shareholders approved a modification to the expiry date of 3,840,041 options with an exercise price of $7.10 per share from April 29, 2009 to April 29, 2014. Since these options were vested at the date of modification, the incremental value of $1,355,535, representing the excess of the fair value of the modified option over the value of the old option immediately before its terms were modified, was expensed in 2008 for financial statement reporting purposes in accordance with SFAS 123(R). Fair value of the modified options was determined by the Corporation using the Black-Scholes option pricing model with the following assumptions: Expected volatility - 42.91%, Expected life in years - 6, Risk-free interest rate - 3.61% and Expected dividend rate - 0%.

(2)	This represents the options (originally issued April 2004) that were modified (see footnote No. 1 above). No new options were issued.
(3)

The Board has approved the cancellation of all options outstanding under the Corporation’s stock option plan, subject to the consent of the option holder. Each of Messrs. N. Wechsler, Ostrin and G. Wechsler has consented to the cancellation of all stock options held by him.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END – DECEMBER 31, 2008

	Option awards					Stock awards

Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities under-lying unexer- cised options (#) Unexerci- sable		Option exercise price ($) USD	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units that have not vested (#)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)

Neil S. Wechsler Co-Chairman and Chief Executive Officer

	187,500	187,500	(2)	4.21	November 12, 2014	0	0	0	0
	870,000	0		7.10	April 29, 2014	0	0	0	0

Holden L. Ostrin	187,500	187,500	(2)	4.21	November 12, 2014	0	0	0	0
Co-Chairman	870,000	0		7.10	April 29, 2014	0	0	0	0

Gary S. Wechsler Treasurer and Chief Financial Officer

	87,500	87,500	(2)	4.21	November 12, 2014	0	0	0	0
	420,000	0		7.10	April 29, 2014	0	0	0	0

Peter Yanofsky President WowWee USA, Inc.	0	0		0	—	0	0	0	0

Richard Yanofsky President WowWee Canada Inc.	0	0		0	—	0	0	0	0

(1)

The Board has approved the cancellation of all options outstanding under the Corporation’s stock option plan, subject to the consent of the option holder. Each of Messrs. N. Wechsler, Ostrin and G. Wechsler has consented to the cancellation of all stock options held by him.

(2)	These options, which have been cancelled, would have become exercisable on November 12, 2009.

OPTION EXERCISES AND STOCK VESTED DURING 2008

	Option Awards		Stock Awards

Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)

Neil S. Wechsler Co-Chairman and Chief Executive Officer	0	0	0	0

Holden L. Ostrin Co-Chairman	0	0	0	0

Gary S. Wechsler Treasurer and Chief Financial Officer	0	0	0	0

Peter Yanofsky President WowWee USA, Inc.	0	0	0	0

Richard Yanofsky President WowWee Canada Inc.	0	0	0	0

NONQUALIFIED DEFERRED COMPENSATION FOR 2008

          There was no nonqualified deferred compensation for 2008.

Executive Employment and Separation Agreements

          The Corporation has entered into employment agreements with each of the Named Executive Officers.

Neil S. Wechsler

          The agreement with Mr. Wechsler was entered into on March 5, 2004. Under the terms of his agreement, Mr. Wechsler receives a minimum annual salary and is entitled to participate in any bonus plan for senior executives that might be established by the Board, and the Corporation has agreed to pay or reimburse him for the premiums for a life and disability term or whole life insurance policy with a minimum coverage of $5.0 million, in addition to any other coverage previously paid for or provided for by the Corporation.

          If Mr. Wechsler’s employment is terminated by the Corporation other than for cause or death or disability, or for any reason following the announcement of a change of control, or if he terminates his employment for good reason (as defined in his agreement) or for any reason following a change of control, (i) the Corporation will pay to him a lump sum amount equal to two times the sum of the highest salary and bonus paid to him during the term of his employment – as at December 31, 2008, this amount would have totaled $3,327,340, (ii) all options held by him shall become immediately exercisable and the Corporation will compensate him for the determined value of his options if he is required by the terms of the Corporation’s option plan to exercise his options before their expiry date due to the termination of his employment – as at December 31, 2008, the exercise price of all options was greater than the market price and therefore no amount would be payable, (iii) the term insurance, for which the Corporation has been reimbursing premiums, will be converted to a level deposit premium insurance policy to age 80, for which the Corporation will pay the premiums – as at December 31, 2008, the total premium for such a policy would have amounted to $1,196,321, and (iv) the Corporation will acquire medical insurance coverage for Mr. Wechsler and his family for a period of five years, equivalent to the coverage already enjoyed by him as a senior officer of the Corporation – as at December 31, 2008, the cost of such coverage would have been $26,010. Mr. Wechsler’s agreement also provides for the forgiveness of any indebtedness of his to the Corporation if he leaves the employment of the Corporation for any reason – as at December 31, 2008, Mr. Wechsler was not indebted to the Corporation.

          Mr. Wechsler’s agreement also contains a covenant on the part of Mr. Wechsler not to compete with the Corporation for a period of 24 months following the date upon which he ceases to be an employee of the Corporation.

Holden L. Ostrin

          The agreement with Mr. Ostrin was entered into on March 5, 2004. Under the terms of his agreement, Mr. Ostrin receives a minimum annual salary and is entitled to participate in any bonus plan for senior executives that might be established by the Board, and the Corporation has agreed to pay or reimburse him for the premiums for a life and disability term or whole life insurance policy with a minimum coverage of $5.0 million, in addition to any other coverage previously paid for or provided for by the Corporation.

          If Mr. Ostrin’s employment is terminated by the Corporation other than for cause or death or disability, or for any reason following the announcement of a change of control, or if he terminates his employment for good reason (as defined in his agreement) or for any reason following a change of control, (i) the Corporation will pay to him a lump sum amount equal to two times the sum of the highest salary and bonus paid to him during the term of his employment – as at December 31, 2008, this amount would have totaled $3,327,340, (ii) all options held by him shall become immediately exercisable and the Corporation will compensate him for the determined value of his options if he is required by the terms of the Corporation’s option plan to exercise his options before their expiry date due to the termination of his employment – as at December 31, 2008, the exercise price of all options was greater than the market price and therefore no amount would be payable, (iii) the term insurance, for which the Corporation has been reimbursing premiums, will be converted to a level deposit premium insurance policy to age 80, for which the Corporation will pay the premiums – as at December 31, 2008, the total premium for such a policy would have amounted to $1,493,456, and (iv) the Corporation will acquire medical insurance coverage for Mr. Ostrin and his family for a period of five years, equivalent to the coverage already enjoyed by him as a senior officer of the Corporation – as at December 31, 2008, the cost of such coverage would have been $26,010. Mr. Ostrin’s agreement also provides for the forgiveness of any indebtedness of his to the Corporation if he leaves the employment of the Corporation for any reason – as at December 31, 2008, Mr. Ostrin was indebted to the Corporation in the amount of $55,665 on account of a home loan granted to him in 1996.

          Mr. Ostrin’s agreement also contains a covenant on the part of Mr. Ostrin not to compete with the Corporation for a period of 24 months following the date upon which he ceases to be an employee of the Corporation.

Gary S. Wechsler

          The agreement with Mr. Wechsler was entered into on March 5, 2004. Under the terms of his agreement, Mr. Wechsler receives a minimum annual salary and is entitled to participate in any bonus plan for senior executives that might be established by the Board, and the Corporation has agreed to pay or reimburse him for the premiums for a life and disability term or whole life insurance policy with a minimum coverage of $3.0 million, in addition to any other coverage previously paid for or provided for by the Corporation.

          If Mr. Wechsler’s employment is terminated by the Corporation other than for cause or death or disability, or for any reason following the announcement of a change of control, or if he terminates his employment for good reason (as defined in his agreement) or for any reason following a change of control, (i) the Corporation will pay to him a lump sum amount equal to two times the sum of the highest salary and bonus paid to him during the term of his employment – as at December 31, 2008, this amount would have totaled $1,806,732, (ii) all options held by him shall become immediately exercisable and the Corporation will compensate him for the determined value of his options if he is required by the terms of the Corporation’s option plan to exercise his options before their expiry date due to the termination of his employment – as at December 31, 2008, the exercise price of all options was greater than the market price and therefore no amount would be payable, and (iii) the term insurance, for which the Corporation has been reimbursing premiums, will be converted to a level deposit premium insurance policy to age 80, for which the Corporation will pay the premiums – as at December 31, 2008, the total premium for such a policy would have amounted to $966,019. Mr. Wechsler’s agreement also provides for the forgiveness of any indebtedness of his to the Corporation if he leaves the employment of the Corporation for any reason – as at December 31, 2008, Mr. Wechsler was not indebted to the Corporation.

          Mr. Wechsler’s agreement also contains a covenant on the part of Mr. Wechsler not to compete with the Corporation for a period of 24 months following the date upon which he ceases to be an employee of the Corporation.

Peter Yanofsky

          The agreement with Mr. Yanofsky was entered into on November 7, 2007. Under the terms of his agreement, Mr. Yanofsky receives a minimum annual salary and shall be entitled to participate in any bonus plan for senior executives that might be established by the Board.

          If Mr. Yanofsky’s employment is terminated by the Corporation other than for cause or death or disability, or for any reason following the announcement of a change of control, or if he terminates his employment for good reason (as defined in his agreement) or for any reason following a change of control the Corporation will pay him a lump sum amount equal to his then current annual salary – as at December 31, 2008, this amount would have totaled $750,000.

          Mr. Yanofsky’s agreement also contains a covenant on the part of Mr. Yanofsky not to compete with the Corporation for a period of 12 months following the date upon which he ceases to be an employee of the Corporation.

Richard Yanofsky

          The agreement with Mr. Yanofsky was entered into on November 7, 2007. Under the terms of his agreement, Mr. Yanofsky receives a minimum annual salary and shall be entitled to participate in any bonus plan for senior executives that might be established by the Board.

          If Mr. Yanofsky’s employment is terminated by the Corporation other than for cause or death or disability, or for any reason following the announcement of a change of control, or if he terminates his employment for good reason (as defined in his agreement) or for any reason following a change of control the Corporation will pay him a lump sum amount equal to his then current annual salary – as at December 31, 2008, this amount would have totaled $750,000.

          Mr. Yanofsky’s agreement also contains a covenant on the part of Mr. Yanofsky not to compete with the Corporation for a period of 12 months following the date upon which he ceases to be an employee of the Corporation.

Compensation of Directors

          For 2008, each of the Corporation’s non-executive directors received an annual Board retainer of $40,000 and $1,000 for each Board meeting attended. Commencing in 2009, a non-executive director who fails to attend in person at least 50% of the regularly scheduled, quarterly Board meetings shall receive a reduced annual Board retainer of $20,000. Those of the non-executive directors who serve as members of either the audit committee or the compensation committee of the Board receive additional compensation in the form of an annual retainer in the amount of $3,000 per committee plus a meeting fee of $1,000 for each committee meeting attended. In 2008, those of the non-executive directors who served as members of the nominating committee of the Board received additional compensation in the form of an annual retainer in the amount of $2,000 plus a meeting fee of $1,000 for each committee meeting attended. In addition to their annual committee retainers, the Chairmen of the audit committee and the compensation committee each receive an annual retainer of $4,000. In 2008, the Chairman of the nominating committee received an annual retainer of $1,000. Commencing in 2009, all four non-executive directors are members of the nominating committee and no annual retainer or meeting fees shall be payable to them in such capacity.

DIRECTOR COMPENSATION

Name	Year	Fees Earned or Paid in Cash	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value & Nonqualified Deferred Compensation Earnings	All Other Compen- sation ($)		Total ($)
Tommy Boman	2008	$53,000	0	$57,104	0	0	0		$110,104
James S. Gertler	2008	$62,000	0	$57,104	0	0	0		$119,104
Jonathan J. Ginns	2008	$51,000	0	$57,104	0	0	0		$108,104
Henry M. Karp	2008	$43,000	0	$152,276	0	0	0		$195,276
Thomas D. Murphy	2008	$58,000	0	$57,104	0	0	0		$115,104
Sydney Sweibel (2)	2008	$55,000	0	0(4)	0	0	0		$55,000
Stephen J. Shaper (2)	2008	0(3)	0	0(4)	0	0	209,483	(3)	$209,483

(1)

This reflects the expense recognized for financial statement reporting purposes for 2008 in accordance with SFAS 123(R) for grants during 2007. Each of Messrs. Boman, Gertler, Ginns, Murphy, Sweibel and Shaper received 45,000 stock options with a grant date fair value of $113,895 and Mr. Karp received 120,000 stock options with a grant date fair value of $303,720; the options were issued on November 12, 2007 and will vest in equal installments on the each of the first two anniversaries of the grant. The fair value was determined by the Corporation using the Black-Scholes option pricing model with the following assumptions: Expected volatility - 56.31%, Expected life in years - 7, Risk-free interest rate - 3.74% and Expected dividend rate - 0%.

(2)	On November 5, 2008, Mr. Shaper and Mr. Sweibel resigned from the Board of Directors.
(3)

Mr. Shaper was an employee of the Corporation until September 30, 2008 and earned no separate director fees in 2008. His salary for the year was $9,962 and a company that he controls also provided consulting services to the Corporation for total fees in 2008 of $199,521.

(4)	Mr. Shaper and Mr. Sweibel’s stock options were not vested at the time of their departure and therefore no expense is recognized for 2008 in accordance with SFAS 123(R).

OPTIONS TO PURCHASE SECURITIES

          On February 7, 1997, the Board adopted a share option plan, known as the 1997 Stock Option Plan (as amended, the “1997 Plan”). Pursuant to the provisions of the 1997 Plan, the Corporation may grant options to purchase Class “A” shares to the full-time employees or directors of the Corporation and its affiliates. Options may be granted for a term of up to 10 years and the term during which such options may be exercised will be determined by the Board at the time of each grant of options. The conditions of vesting and exercise of the options and the option price will be established by the Board when such options are granted and the option price shall not involve a discount greater than that permitted by law and by the regulations, rules and policies of the securities regulatory authorities to which the Corporation may then be subject.

          Options granted under the 1997 Plan cannot be assigned or transferred, except by will or by the laws of descent and distribution of the domicile of the deceased optionee. Upon an optionee’s employment with the Corporation being terminated for cause or upon an optionee being removed from office as a director or becoming disqualified from being a director by law, any option or the unexercised portion thereof shall terminate forthwith. If an optionee’s employment with the Corporation is terminated otherwise than by reason of death or termination for cause, or if any optionee ceases to be a director other than by reason of death, removal or disqualification by law, any option or the unexercised portion thereof may be exercised by the optionee for that number of shares only which he was entitled to acquire under the option at the time of such termination or cessation, provided that such option shall only be exercisable within 90 days after such termination or cessation or prior to the expiration of the term of the option, whichever occurs earlier. If an optionee dies while employed by the Corporation or while serving as a director, any option or the unexercised portion thereof may be exercised by the person to whom the option is transferred by will or the laws of descent and distribution for that number of shares only which the optionee was entitled to acquire under the option at the time of death, provided that such option shall only be exercisable within 180 days following the date of death or prior to the expiration of the term of the option, whichever occurs earlier.

          Upon its establishment, 3,000,000 Class “A” shares were authorized for issuance pursuant to options granted under the 1997 Plan. In each of 2000 and 2001, shareholders approved an additional 3,000,000 shares for issuance under the 1997 Plan. As at April 23, 2009, 3,246,028 Class “A” shares had been issued under the 1997 Plan and 171,108 options were outstanding under the 1997 Plan, leaving 5,582,864 Class “A” shares available for issuance pursuant to future option grants under the 1997 Plan.

          In accordance with the terms of the January 20, 2004 combination agreement between the Corporation and Terra Payments Inc., pursuant to which the corporation acquired Terra Payments on April 6, 2004, the Corporation assumed all of the options outstanding under the Terra Payments share option plan, which now represent options to purchase Class “A” shares. As at April 23, 2009, 399,067 Class “A” shares had been issued upon the exercise of Terra Payments options and an additional 25,679 Class “A” shares underlie the outstanding balance of the Terra Payments options.

Equity Compensation Plan Information

          The following table sets forth the number of Class “A” shares to be issued upon exercise of outstanding options, rights and warrants issued pursuant to the Corporation’s equity compensation plans, the weighted average exercise price of such options, rights and warrants and the number of Class “A” shares remaining available for future issuance under the Corporation’s equity compensation plans, all as at December 31, 2008.

          As announced on March 13, 2009, the Board has approved the cancellation of all options outstanding under the 1997 Plan. The cancellation of any outstanding options and the forfeiture of the option holder’s rights there under are subject to, and will become effective only once the option holder has consented to the cancellation. As of April 23, 2009, 4,875,209 options have been cancelled.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights ($/Share)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column) (1)

Equity compensation plans approved by security holders (1)	5,471,874	6.24		282,098
Equity compensation plans not approved by security holders (2)	134,113	7.43		Nil
Equity compensation plans not approved by security holders (2)	54,384	Cdn$ 10.92		Nil

Total	5,660,371	6.29	(3)	282,098

(1)	The 1997 Plan (referred to under “Executive Compensation – Options to Purchase Securities,” above), is the only equity compensation plan that has been approved by shareholders.
(2)

The only equity compensation plan of the Corporation not approved by the Corporation’s shareholders is the share option plan of Terra Payments, which the Corporation assumed in accordance with the terms of its acquisition of Terra Payments on April 6, 2004. All options outstanding under the Terra Payments option plan have now expired and no additional options will be granted under that plan.

(3)

The figure includes the weighted average exercise price of 54,384 share purchase options having a Canadian dollar exercise price which was converted at the closing rate on December 31, 2008 of US$1.00=Cdn$1.2180.

DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE

          The Corporation has purchased liability insurance for the directors and officers of the Corporation in an amount of $10,000,000, the first $100,000 of any claim being deductible and payable by the Corporation. The annual premium for fiscal 2008 was $170,000. This annual premium, which has not been specifically allocated between directors as a group and officers as a group, was paid entirely by the Corporation.

REPORT ON EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Material factors underlying compensation policies and decisions:

Objectives of the compensation program

          The Compensation Committee has overall responsibility with respect to approving and monitoring the Corporation’s executive compensation plans, policies and programs. The Committee’s objective is to promote an executive compensation program that supports the Corporation’s overall objective of rewarding performance, thereby enhancing shareholder value. The goals of all executive compensation decision making is to:

•	Offer market competitive total compensation opportunities to attract and retain talented executives.

•	Provide strong links between performance by the Corporation and total compensation earned – i.e., pay for performance.

•	Emphasize the Corporation’s long-term performance, thus enhancing shareholder value.

Elements of compensation

          Executive compensation consists of salary, bonus and equity-based instruments that are designed to reward behaviors consistent with each component.

•

Salary decisions are made in light of market conditions to ensure that executives of the Corporation have competitive compensation allowing the Corporation to retain their knowledge and leadership. The salary of each of the Named Executive Officers has been established by contract and is subject to increase from time to time at the discretion of the Board.

•

Bonus incentives are discretionary and are established from time to time by the Compensation Committee with Board approval. Bonus incentives that have in the past been offered have been tied directly to the Corporation’s annual financial performance as it relates to revenue growth and financial performance and to qualitative metrics. Due to the weak economic environment, no bonus plan was approved for 2008 and no bonuses, discretionary or otherwise were paid.

•	Equity-based compensation is designed to reward decision-making that leads to the performance of the Corporation’s share price and thus increases shareholder value.

Management of compensation

          The Compensation Committee subscribes to the following guiding principles in the management of compensation:

1)	Executive compensation should be designed to attract and retain the best executives for the Corporation.

2)	To retain its best executives, the Corporation needs to offer an industry competitive compensation model.

3)	Executive compensation will be evaluated along four dimensions:

a.	Cash compensation, e.g., annual salary and bonus incentives. Bonus incentives are discretionary and are designed to reward the executive for past performance at both the individual and team level.

	b.	Equity compensation, e.g., stock options as long-term incentives. These awards are inherently performance-based as the compensation element is tied to performance of the Corporation’s stock price.

c.

Benefits and perquisites, e.g., health and life insurance. In general, the offerings should be consistent for all levels of executive management, albeit the amount of the benefit may vary by individual.

	d.	Severance terms, e.g., all items that are triggered by a severance event, are consistent across executives but vary by amount. These are set forth in each executive’s employment contract.

4)

Compensation reviews, via either external consultants or internal analysis, should be completed in conjunction with cash compensation decision making, to ensure the Corporation’s model is consistent with industry trends and regulatory guidelines.

Equity-based compensation

          It is the Compensation Committee’s objective to provide equity-based compensation as part of the overall executive and employee compensation plan to motivate long-term decisions that positively affect the Corporation’s stock performance. To accomplish this, the Committee has engaged in the following actions:

1)

The Committee considers grants of options within the parameters of the 1997 Plan, which was adopted in February 1997 and amended twice, in April 2000 and October 2001. Shareholders of the Corporation have approved the adoption of the 1997 Plan and each amendment to the 1997 Plan. Options may be granted for a term of up to 10 years and the Board determines the term during which such options may be exercised at the time of each grant of options. The conditions of vesting and exercise of the options are established by the Board when such options are granted including the option exercise price, which has traditionally been equal to the closing price for the Class “A” shares on the date prior to the date of grant. However, under the terms of the 1997 Plan, the Board is permitted to grant options with a discounted exercise price provided that the discount is not greater than that permitted by law and by the regulations, rules and policies of the several securities authorities and stock exchanges or markets (including, without limitation, Nasdaq) to which the Corporation may then be subject.

2)

The Committee works in conjunction with management to determine the appropriate allocation of the options across executives and employees. This grant program is then submitted to the Board for approval.

          No options were granted under the 1997 Plan in 2008. In June 2008, at the annual and special meeting of shareholders, the Corporation’s shareholders approved an amendment to certain outstanding five-year stock options granted in April 2004 at an exercise price of $7.10 per share, to defer the expiration date of the options from April 2009 to April 2014. At the time, it was considered to be in the best interests of shareholders to defer the expiration of the 2004 Options having an exercise price of $7.10 per share, rather than to allow the 2004 Options to expire and to consider a future grant of options to certain, or all, of the holders of the 2004 Options at an exercise price that might be less than $7.10 per share.

          As announced on March 13, 2009, the Board has approved the cancellation of all options outstanding under the 1997 Plan. The cancellation of any outstanding options and the forfeiture of the option holder’s rights there under are subject to, and will become effective only once the option holder has consented to the cancellation.

Bonus-based compensation

          No bonus plan or arrangements were approved for 2009.

Material increase or decrease in compensation

          There were no material increases or decreases in cash compensation paid to any of the Named Executive Officers in 2008.

Performance Graph

          The following performance graph compares the cumulative total shareholder return on the Corporation’s Class “A” shares with the Nasdaq Composite Index for the five years ended December 31, 2008. The graph sets the beginning value of the Class “A” shares and the Nasdaq Composite Index at $100 and assumes that all dividends are reinvested.

	Dec-03	Dec-04	Dec-05	Dec-06	Dec-07	Dec-08

Optimal Group Inc. Class “A” shares	100.00	33.23	57.15	26.85	11.71	1.35
Nasdaq Composite Index	100.00	111.54	113.07	123.84	135.99	80.86

Setting Executive Compensation

          The Compensation Committee considers a number of factors in setting compensation levels, including peer practices, general legal and regulatory guidelines, overall industry practices and trends, specific financial performance, personal and qualitative performance, and comparisons to overall compensation of all employees.

          Since no cash compensation decisions were made in 2008, no review of executive compensation was conducted in 2008.

COMPENSATION COMMITTEE REPORT

          The Compensation Committee of the Corporation has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and the Corporation’s annual report on Form 10-K for the year ended December 31, 2008.

The Compensation Committee:
Thomas D. Murphy, Chairman
Tommy Boman
James Gertler

SHARE OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS

          The following table sets forth, as of May •, 2009, certain information regarding the beneficial ownership of the Corporation’s Class “A” shares by (i) each person known to the Corporation to have beneficial ownership of more than 5% of the voting shares of the Corporation, (ii) each director and Named Executive Officer of the Corporation and (iii) all directors and officers of the Corporation as a group. Under the Commission Rule 13d-3 of the Exchange Act, “beneficial ownership” includes the shares for which the individual, directly or indirectly, has or shares voting or investment power whether or not the shares are held for the individual’s benefit.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership in Optimal Group		Percent of Ownership in Optimal Group

Hans-Martin Rϋter Abteistrasse 25 20149 Hamburg, Germany	2,381,739	(1)	•	%

William Blair & Company LLC
222 West Adam Street
Chicago, IL 60606	1,871,648	(2)	•	%

Renaissance Technologies LLC
800 Third Avenue
New York, NY 10022	1,810,300	(3)	•	%

Paul J. Solit
825 Third Avenue, 33rd Floor
New York, NY 10022	1,441,017	(4)	•	%

Neil S. Wechsler
3500 de Maisonneuve Blvd West, 8th Floor,
Westmount, PQ, H3Z 3C1	145,607		•	%

Holden L. Ostrin
3500 de Maisonneuve Blvd West, 8th Floor,
Westmount, PQ, H3Z 3C1	142,857		•	%

Henry M. Karp
3500 de Maisonneuve Blvd West, 8th Floor,
Westmount, PQ, H3Z 3C1	142,857		•	%

Gary S. Wechsler
3500 de Maisonneuve Blvd West, 8th Floor,
Westmount, PQ, H3Z 3C1	192,857		•	%

Peter Yanofsky
875 Prospect Street, 2nd Floor,
La Jolla, CA 92037	583,112	(5)	•	%

Richard Yanofsky
3500 de Maisonneuve Blvd West, 8th Floor,
Westmount, PQ, H3Z 3C1	583,112	(5)	•	%

James S. Gertler
62 West 62nd Street
New York, NY, 10023	109,050		**

Jonathan J. Ginns
1133 Connecticut Avenue, NW Suite 700,
Washington, DC, 200036	Nil		—

Thomas D. Murphy
1208 Highcrest Lane,
Colorado Springs, CO, 80921	55,000		**

Tommy Boman
30 Oyster Landing Road,
Hilton Head, SC, 29928	3,172		**

All directors and executive officers as a group (9 persons)	695,650		•	%

	**	Does not exceed one percent (1%)

(1)

The address of this beneficial owner is Abteistrasse 25, 20149 Hamburg, Germany. According to the Schedule 13D, dated January 22, 2009, filed with the Commission by this beneficial owner, Hans-Martin Rϋter holds sole voting power and sole dispositive power over all 2,381,739 shares. The information in this table is based exclusively on the most recent Schedule 13D filed by this beneficial owner with the Commission. The Corporation makes no representation as to the accuracy or completeness of the information reported.

(2)

The address of this beneficial owner is 222 West Adam Street, Chicago, IL 60606. According to the Schedule 13G/A, dated January 12, 2009, filed with the Commission by this beneficial owner, William Blair & Company, L.L.C. is a broker dealer and investment advisor holding sole voting and sole dispositive power over all 1,871,648 shares. The information in this table is based exclusively on the most recent Schedule 13G/A filed by this beneficial owner with the Commission. The Corporation makes no representation as to the accuracy or completeness of the information reported.

(3)

The address of this beneficial owner is 800 Third Avenue, New York, NY, 10022. According to the Schedule 13G/A, dated February 13, 2009, filed with the Commission by Renaissance Technologies LLC and James H. Simons, Renaissance Technologies LLC is an investment advisor and James H. Simons is a control person of Renaissance Technologies LLC. Each of Renaissance Technologies LLC and James H. Simons has sole voting power and sole dispositive power over 1,810,300 shares. The information in this table is based exclusively on the most recent Schedule 13G/A filed by these beneficial owners with the Commission. The Corporation makes no representation as to the accuracy or completeness of the information reported.

(4)

The address of this beneficial owner is 825 Third Avenue, 33rd Floor, New York, NY 10022. According to the Schedule 13G/A, dated March 27, 2009, filed with the Commission by this beneficial owner, Potomac Capital Management, LLC, Potomac Capital Management II, LLC and Potomac Capital Management, Inc., Paul J. Solit holds sole voting and dispositive power over 252,100 shares and shared voting power over 1,188,917 shares. The information in this table is based exclusively on the most recent Schedule 13G/A filed by these beneficial owners with the Commission. The Corporation makes no representation as to the accuracy or completeness of the information reported.

(5)	Includes 93,480 common shares underlying vested warrants. Excludes 93,480 common shares underlying unvested warrants.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Exchange Act requires the executive officers and directors, and persons who own more than 10% of a registered class of equity securities, to file reports of ownership and changes in ownership with the Commission. Executive officers, directors and greater than 10% stockholders are required by the Exchange Act to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely upon a review of the forms furnished to the Corporation, the Corporation believes that during 2008 the executive officers and directors of the Corporation complied with all applicable Section 16(a) filing requirements.

AUDIT COMMITTEE REPORT

          The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Corporation under the U.S. Securities Act of 1933, as amended, or the Exchange Act, except to the extent it specifically incorporates this report by reference therein.

          In accordance with its written charter, the audit committee oversees the Corporation’s financial reporting process on behalf of the Board. Management has the primary responsibility for the Corporation’s consolidated financial statements and the overall reporting process, including its system of financial controls. In fulfilling its oversight responsibilities during fiscal 2008, the audit committee:

•

discussed the quarterly and year-to-date financial information contained in each quarterly earnings announcement with senior members of the Corporation’s financial management and KPMG, independent auditors, prior to public release;

•

reviewed the Corporation’s audited consolidated financial statements as of and for the year ended December 31, 2008, as well as the quarterly unaudited consolidated financial statements and earnings release with senior members of the Corporation’s financial management and KPMG;

•	reviewed with the Corporation’s financial management and KPMG their judgments as to the quality, not just the acceptability, of the Corporation’s accounting principles;

•	discussed with KPMG the overall scope and plan for their audit;

•	reviewed the Corporation’s financial controls and financial reporting process;

•	reviewed the Corporation’s litigation matters;

•

reviewed significant financial reporting issues and practices, including judgmental items, change in accounting principles and disclosure practice; pre-approved all services performed by KPMG; met with KPMG, without management present, to discuss the results of their examinations, their evaluation of the effectiveness of internal control over financial reporting; and met with the Corporation’s financial management, without KPMG present, to discuss the quality of services provided by KPMG.

          In addition, the audit committee has discussed with KPMG their independence from management and the Corporation, including the matters in the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), and discussed with KPMG the rules of the Public Company Accounting Oversight Board (PCAOB) as required by Statement on Auditing Standards No. 61 Communications with Audit Committees, as amended, regarding communications with audit committees regarding independence and other required communications, and considered whether the provision of all other non-audit services provided to the Corporation by KPMG during fiscal 2008 was compatible with the auditors’ independence.

          In reliance on the reviews and discussions referred to above and representations by management that the consolidated financial statements were prepared in accordance with Canadian and U.S. generally accepted auditing principles, the audit committee recommended to the Board that the 2008 financial statements be included in the Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the Commission. The Audit Committee selected KPMG as the Corporation’s independent auditors for the fiscal year ending December 31, 2009.

          The members of the audit committee of the Board, whose name are set out below, have approved the issue of the foregoing report and its inclusion in this proxy statement.

The Audit Committee:
James S. Gertler, Chairman
Jonathan J. Ginns
Thomas D. Murphy

Proposal No. 2 – APPOINTMENT OF AUDITORS

          At the Meeting, it is proposed that shareholders appoint KPMG, chartered accountants, as independent auditors of the Corporation until the next annual general meeting of shareholders, at such remuneration as may be fixed by the audit committee of the Board. KPMG has served as auditors to the Corporation since June 21, 2001.

          Representatives of KPMG are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions. The following table shows the fees paid or accrued by the Corporation for the audit and other services provided by KPMG for fiscal 2008 and 2007(1).

	2008	2007

Audit Fees(2)	$814,151	$984,884
Audit-Related Fees(3)	23,964	48,788
Tax Fees(4)	121,266	56,651
All Other Fees(5)	65,608	134,219

Total	$1,024,990	$1,224,542

(1)

The Corporation pays fees to KPMG in Canadian dollars. The respective average exchange rates for 2008 and 2007 used to convert these fees into dollars were: US$1.00=Cdn$1.060 (2008) and US$1.00=Cdn$1.0750 (2007).

(2)

Audit fees represent fees for professional services provided in connection with the audit of the Corporation’s annual financial statements, the review of the quarterly financial statements and the statutory audit of various foreign subsidiaries.

(3)	Audit-related fees represent primarily fees for sundry accounting consultations.
(4)	Tax fees related to assistance in preparing corporate tax returns, claiming research and development tax credits and sundry tax consultations.
(5)	All other fees relates primarily to financial due diligence in connection with acquisitions.

Pre-Approval Policies and Procedures

          The audit committee has delegated to the Chairman of the audit committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by the Corporation’s independent auditors and associated fees up to a maximum for any one non-audit service of $50,000, provided that the Chairman shall report any decisions to pre-approve such audit-related or non-audit services and fees to the full audit committee at its next regular meeting. The audit committee has also delegated to the Chief Financial Officer of the Corporation the authority to pre-approve the following non-audit services to be performed by the Corporation’s independent auditors, provided that the Chief Financial Officer shall report any decisions to pre-approve such non-audit services and fees to the full audit committee at its next regular meeting; tax advisory services of up to Cdn$60,000 during each fiscal year, provided that no individual mandate is estimated by the Corporation’s independent auditors to cost in excess of Cdn$20,000; acquisition-related financial due diligence services of up to Cdn$150,000 during each fiscal year, provided that no individual mandate is estimated by the Corporation’s independent auditors to cost in excess of Cdn$25,000; and other general services of up to Cdn$60,000 during each fiscal year, provided that no individual mandate is estimated by the Corporation’s independent auditors to cost in excess of Cdn$10,000. All professional services provided by KPMG during fiscal 2008 were pre-approved by the audit committee or its delegates in accordance with the Corporation’s pre-approval policies.

RECOMMENDATION OF THE BOARD

         The Board recommends that shareholders vote FOR the appointment of KPMG as independent auditors of the Corporation for the fiscal year ending December 31, 2009.

          Proxies received pursuant to this solicitation will be voted FOR the appointment of KPMG as independent auditors of the Corporation for the fiscal year ending December 31, 2009, unless the shareholder has specified in the proxy that his or her Class “A” shares are to be withheld from voting for the appointment KPMG as the Corporation’s independent auditors. The appointment of KPMG as the independent auditors of the Corporation for the fiscal year ending December 31, 2009 requires the affirmative vote of a majority of the votes cast by shareholders present (in person or by proxy) entitled to vote at the meeting.

Proposal No. 3 – AMENDMENTS TO BY-LAW NO. 1A

          On March 5, 2009, the Board approved, subject to the approval of shareholders, amendments to By-law No. 1A. The purpose of the amendments are to:

(1) enable the Corporation to hold electronic meetings and to allow shareholders to vote electronically; and

(2) enable the Corporation to utilize the benefits of a new Commission rule which provides an alternative method to furnish proxy materials to shareholders by posting them on an internet web site and providing shareholders with notice of the availability of the proxy materials.

          The amendment to By-law No. 1A will allow the Corporation to take advantage of technological developments and the growth of the internet and electronic communications with shareholders as well as to significantly lower the costs of proxy solicitations that ultimately are borne by shareholders.

          Shareholders will be asked to confirm the specific text of the amendments set forth in Schedule “A” to this proxy statement. In the event that shareholders do not confirm the amendments to By-law No. 1A, By-law No. 1A will revert to the By-law in effect prior to March 5, 2009.

RECOMMENDATION OF THE BOARD

          The Board recommends that shareholders confirm the amendments to By-law No. 1A.

          Proxies received pursuant to this solicitation will be voted FOR the confirmation of the amendments to By-law No. 1A, unless the shareholder has specified in the proxy that his or her Class “A” shares are to be voted against the confirmation of the amendments to By-law No. 1A. Confirmation of the By-Law Amendments requires the affirmative vote of a majority of the votes cast by shareholders (in person or by proxy) entitled to vote at the meeting.

Proposal No. 4 – SPECIAL RESOLUTION OF SHAREHOLDERS CONSOLIDATING THE SHARES

General

          Shareholders will be asked to consider and to pass the Share Consolidation Resolution in the form set forth in Schedule “B” to this proxy statement, amending the articles of continuance of the Corporation to consolidate all of the issued and outstanding Class “A” shares on the basis that each holder of a Class “A” share shall receive one (1) Class “A” share for each five (5) Class “A” shares owned by such shareholder.

Purpose of the Share Consolidation

          The Board believes that the share consolidation may be beneficial for the following reasons:

          NASDAQ continuous listing requirements. The continued listing standards established by The Nasdaq Global Market require that a company maintain a minimum bid price of $1.00. If a company fails to meet the minimum bid price requirement for a consecutive 30 business day period, the company will have a period of 180 calendar days from notification by Nasdaq of such failure to achieve compliance. Since December 4, 2008, the closing bid price per share of the Class “A” shares of the Corporation has been below $1.00. Due to the current extraordinary market conditions, as of

October 16, 2008, Nasdaq implemented a temporary suspension of its rules requiring a minimum $1.00 closing bid price and of the rules requiring a minimum market value of publicly held shares. The suspension was extended on December 19, 2008 and again on March 18, 2009. During the suspension, Nasdaq will not take any action to delist any security for these concerns. The suspension will remain in effect through Friday, July 17, 2009 and these rules are currently scheduled to be reinstated on Monday, July 20, 2009. If after the suspension is lifted, the closing bid price per share of the Class “A” shares of the Corporation continues to be below $1.00 for a total of 30 consecutive business days, the Class “A” shares of the Corporation could be delisted. In accordance with Nasdaq Marketplace Rules, the Corporation would have a period of 180 calendar days to regain compliance after the receipt of a Nasdaq staff deficiency letter by maintaining a closing bid price of $1.00 per share for a minimum of 10 consecutive business days. If the Corporation does not regain compliance, the Corporation may appeal Nasdaq’s delisting determination to a Nasdaq Listing Qualifications Panel. If the Corporation fails to maintain continued listing, the Class “A” shares of the Corporation may be traded over-the-counter on the OTC Bulletin Board or in the “pink sheets.” These alternative markets, however, are generally considered to be less efficient than, and not as broad as, Nasdaq. Many OTC stocks trade less frequently and in smaller volumes than securities traded on the Nasdaq markets, which could have a material adverse effect on the liquidity of the Class “A” shares of the Corporation.

          Potential for increased institutional investor interest, more attractive share price. A sustained higher per share price of the Class “A” shares, which may result from a share consolidation, could heighten the interest of the financial community in the Corporation and broaden the pool of investors that may consider investing in the Corporation, potentially increasing the trading volume and liquidity of the Class “A” shares. As a matter of policy, many institutional investors are prohibited from purchasing stocks below certain minimum price levels. Brokers often discourage their customers from purchasing such stocks. To the extent that the price per share of the Class “A” shares remains at a higher per share price as a result of a share consolidation, some of these concerns may be ameliorated.

          Reduced shareholder transaction costs. Many investors pay commissions based on the number of shares traded when they buy or sell shares of the Corporation. If the share price was higher, these investors would pay lower commissions to trade a fixed dollar amount of shares of the Corporation than they would if the share price was lower. In addition, shareholders who hold only a few shares of the Corporation may not have an economical way to sell their shares.

           The share consolidation is not intended as, and not a part of or first step in, a “going private” transaction pursuant to Rule 13e-3 under the Exchange Act.

Certain Risks Associated with the Share Consolidation

          There can be no assurance that the Corporation will be able to maintain the listing of its Class “A” shares on The NASDAQ Global Market after a share consolidation.

          The NASDAQ Global Market has several other continued listing requirements currently applicable to the listing of the Class “A” shares. While the Corporation is currently in compliance with these other requirements, following a share consolidation, the Corporation cannot assure you that it can maintain compliance with all of these requirements or the minimum bid price requirement. Moreover, there can be no assurance that the market price of the Class “A” shares after a share consolidation will adjust to reflect the decrease in shares outstanding or that the market price following a share consolidation will either exceed or remain in excess of the current market price.

          If the share consolidation is implemented, the resulting per-share price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of these investors, and consequently, the trading liquidity of Class “A” shares may not improve.

          While the Corporation believes that a higher share price may help generate investor interest in the Class “A” shares, the share consolidation may not result in a share price that will attract institutional investors or investment funds or satisfy the investing guidelines of institutional investors or investment funds. A decline in the market price of the Class “A” shares after the share consolidation may result in a greater percentage decline than would occur in the absence of the share consolidation. If the share consolidation is implemented and the market price of the Class “A” shares declines, the percentage decline may be greater than would occur in the absence of the share consolidation. The market price of the Class “A” shares is also based on the performance of the Corporation and other factors, which are unrelated to the number of shares outstanding.

          The share consolidation may result in some shareholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell.

          The share consolidation may result in some shareholders owning “odd lots” of less than 100 shares of the Class “A” shares on a post-consolidation basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “board lots” of even multiples of 100 shares.

Effect on Existing Shares of Class “A” shares

          If the share consolidation is implemented, the number of shares of Class “A” shares of the Corporation issued and outstanding will be reduced from • shares as of May •, 2009 to • shares. Except for the change resulting from the adjustment for fractional shares (described below), the change in the number of Class “A” shares outstanding that will result from the consolidation will not affect any shareholder’s percentage ownership in the Corporation.

Effect on Authorized but Unissued Shares of Class “A” Shares

          Currently, the Corporation is authorized to issue an unlimited number of Class “A” shares, of which • Class “A” shares were outstanding on the Record Date. If a share consolidation is implemented, this will have the effect of increasing the proportion of authorized but unissued shares of Class “A” shares. The Corporation has no definitive plans, commitments, arrangements, understandings or agreements regarding the additional authorized shares available if a share consolidation is implemented.

Effect on Equity Compensation Plans

          The number of Class “A” shares issuable upon the exercise of options and warrants to acquire Class “A’’ shares, and the exercise price thereof, will be adjusted proportionately to reflect the share consolidation.

Effect on Registration and Stock Trading

          The consolidation will not affect the existing listing of the Class “A” shares on the Nasdaq Global Market. The trading symbol of the Class “A” shares will continue to be “OPMR” (although, in accordance with NASDAQ rules, the letter “D” will be added to the end of the trading symbol for a period of 20 trading days from the effective date of the share consolidation to indicate that the share consolidation has occurred). Class “A” shares of the Corporation are currently registered under Section 12(b) of the Exchange Act and the Corporation is subject to the periodic reporting and other requirements of the Exchange Act. The proposed share consolidation will not affect the registration of the Class “A” shares under the Exchange Act.

Effective Date

           If the proposed share consolidation is implemented, the share consolidation will become effective at such time as a Certificate of Amendment to the articles of continuance of the Corporation (or at such later time as may be set forth in the Certificate of Amendment) is filed with the Director under the Canada Business Corporation Act.

Mechanics of the Share Consolidation

Exchange of Stock Certificates

          In the event a share consolidation is implemented, each certificate representing pre-consolidation Class “A” shares will, until surrendered and exchanged as described below, be deemed cancelled and, for all corporate purposes, will be deemed to represent, respectively, only the number of post-consolidation Class “A” shares. However, a shareholder will not be entitled to receive any dividends or other distributions payable by the Corporation after the Certificate of Amendment is effective until that shareholder surrenders and exchanges the shareholder’s certificates. If there are any dividends or distributions, they will be withheld, accumulate and be paid to each shareholder, without interest, once that shareholder surrenders in exchange his, her or its certificates.

          As soon as practicable after the effective date of the Certificate of Amendment, the Corporation’s transfer agent, Computershare, will mail transmittal forms to each holder of record of certificates formerly representing pre-reverse Class “A” shares that will be used in forwarding certificates for surrender and exchange for certificates representing the number of Class “A” shares the holder is entitled to receive as a consequence of the share consolidation. The transmittal form will be accompanied by instructions specifying other details of the exchange.

          After receipt of a transmittal form, each holder should surrender the certificates formerly representing pre-share consolidation Class “A” shares and will receive in exchange therefor certificates representing the number of Class “A” shares to which the holder is entitled. No shareholder will be required to pay a transfer or other fee to exchange his, her or its certificates. Shareholders should not send in certificates until they receive a transmittal form from the transfer agent or otherwise destroy their certificates. In connection with the share consolidation, the CUSIP for the Class “A” shares will change from its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing post-consolidation shares.

Shareholders should not destroy any share certificate(s) and should not submit any share certificate(s) until requested to do so.

Effect on Registered “Book-entry” Holders of Class “A” shares

          Holders of Class “A” shares may hold some or all of their shares electronically in book-entry form (“street name”) under the direct registration system for securities. These shareholders will not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

          If you hold registered shares in book-entry form, you do not need to take any action to receive your post-share consolidation shares, if applicable. If you are entitled to post-share consolidation shares, a transaction statement will automatically be sent to your address of record indicating the number of shares you hold following the share consolidation.

Payment for Fractional Shares

          As set forth in the Share Consolidation Resolution, if, as a result of the consolidation, a holder of Class “A” shares would be otherwise entitled to a fraction of a Class “A” share, the holder will receive one Class “A” share.

No Dissent Rights

          Under, the Canada Business Corporations Act, the Corporation’s shareholders are not entitled to dissent rights with respect to the share consolidation, and the Corporation will not independently provide shareholders with any such right.

Accounting Matters

          The per share net income or loss of the Corporation’s s common shares, for all periods, will be restated because there will be fewer outstanding common shares of the Corporation.

U.S. Federal Income Tax Considerations

          The following is a summary of certain material U.S. federal income tax consequences of the proposed share consolidation to U.S. Holders (as defined below). The following does not purport to be a complete discussion of all of the possible U.S. federal income tax consequences of the share consolidation and is included for general information only. It does not address any U.S. state, local, estate, gift, or non-U.S. income or other tax consequences. It addresses only U.S. Holders who hold the pre-share consolidation shares and post-share consolidation shares as capital assets. It does not address U.S. Holders subject to special rules, such as financial institutions, regulated investment companies, personal holding companies, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, persons that own or have owned (directly, indirectly or constructively) 5% or more, by voting power or value, of the outstanding equity interests of the Corporation, U.S. Holders who hold the pre-share consolidation shares as part of a straddle, hedge or conversion transaction, U.S. Holders who are subject to the alternative minimum tax provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Holders who hold options or warrants to acquire Class “A” shares, or U.S. Holders who acquired their pre-share consolidation shares pursuant to the exercise of employee stock options, warrants or otherwise as compensation. This summary assumes that the Corporation will not be and has never been a “passive foreign investment company” within the meaning of Section 1297 of the Code. This summary is based upon the Code, applicable U.S. Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings, all as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly retroactively. We have not obtained a ruling from the Internal Revenue Service (the “IRS”) or an opinion of legal or tax counsel with respect to the consequences of the share consolidation. The tax treatment of a U.S. Holder may vary depending upon his or her particular facts and circumstances. Each U.S. Holder is advised to consult his or her tax advisor as to his or her own situation.

          This discussion does not address the U.S. federal income tax considerations of the proposed share consolidation to an entity that is a partnership for U.S. federal income tax purposes, or the partners of such partnership. Partnerships and partners should consult their own tax advisors.

          For purposes of this summary, a “U.S. Holder” is a beneficial owner of shares of Class “A” shares that, for U.S. federal income tax purposes, is (a) an individual who is a citizen or resident of the United States, (b) a corporation, or other entity classified as a corporation for U.S. federal income tax purposes, that is treated, for U.S. federal income tax purposes, as being created or organized in or under the laws of the United States, any state in the U.S. or the District of Columbia, (c) an estate if the income of the estate is subject to U.S. federal income tax regardless of the source of the income, or (d) a trust if (i) the trust has validly elected to be treated as a U.S. person for U.S. federal income tax purposes or (ii) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

          The share consolidation is intended to constitute a reorganization within the meaning of Section 368 of the Code. Assuming that the share consolidation is not undertaken as part of a plan to increase any stockholder’s proportionate ownership of the Corporation and that the share consolidation qualifies as a reorganization, a U.S. Holder generally should not recognize gain or loss as a result of the share consolidation. The aggregate tax basis of the Class “A” shares received by such U.S. Holder in the share consolidation should be equal to the aggregate tax basis of the pre-share consolidation Class “A” shares exchanged therefor (including any portion of the U.S. Holder’s tax basis allocated to fractional shares). The holding period of the post-share consolidation Class “A” shares received should include the holding period of the pre-share consolidation Class “A” shares exchanged therefor.

          The Corporation should not recognize any gain or loss as a result of a share consolidation.

          Our view regarding the tax consequences of the proposed share consolidation is not binding on the IRS or the courts. ACCORDINGLY, EACH U.S. HOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISER WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE SHARE CONSOLIDATION.

Certain Canadian Federal Income Tax Considerations

          The following is a summary of the principal Canadian federal income tax consequences generally applicable to a shareholder who, for purposes of the Income Tax Act (Canada) (the “Tax Act”) and at all relevant times, holds Class “A” shares as capital property and who is not affiliated with, and deals at arm’s length with, the Corporation. Generally, the Class “A” shares will be considered to be capital property of a shareholder provided that they are not held in the course of carrying on a business or in connection with an adventure or concern in the nature of trade. Certain shareholders who are residents in Canada, for purposes of the Tax Act, and who might not otherwise be considered to hold their Class “A” shares as capital property may, in certain circumstances, be entitled to have the Class “A” shares and all other “Canadian securities,” as defined in the Tax Act, treated as capital property by making the irrevocable election permitted by subsection 39(4) of the Tax Act. This summary does not apply to a shareholder that is a “financial institution” for the purposes of “mark-to-market” rules, to a shareholder that is a non-resident insurer that carries on an insurance business in Canada and elsewhere, to a shareholder, an interest in which would be a “tax shelter investment,” or to a shareholder to whom the “functional currency” reporting rules apply, each as defined in the Tax Act. Such shareholders are advised to consult their own tax advisors. This summary also does not address any tax considerations relevant to the acquisition, holding or disposition of Class “A” shares, other than those Canadian federal income tax issues that are directly the consequence of the proposed consolidation of Class “A” shares.

          The summary is based on the current provisions of the Tax Act and the regulations thereunder, which we refer to as the Regulations, and the current administrative practices and assessing policies of the Canada Revenue Agency (“CRA”) published in writing prior to the date hereof. This summary takes into account all specific proposals to amend the Tax Act and the Regulations publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof and assumes that all such proposed amendments will be enacted in their present form. This summary does not otherwise take into account or anticipate any change in law, or administrative practices and assessing policies, whether by legislative, government or judicial decision or action.

          This summary is of a general nature only and is not intended to be, and should not be construed as, legal or tax advice to any particular shareholder. This summary is not exhaustive of all Canadian federal income tax considerations and does not take into account provincial, territorial or foreign tax considerations, which may vary from the Canadian federal income tax considerations described herein. Shareholders are advised to consult their own tax advisors with regard to their particular circumstances. Under the current administrative practices and assessing policies of the CRA, a shareholder will not be considered to have disposed of his Class “A” shares for Canadian federal income tax purposes solely as a result of the consolidation of the Class “A” shares. Consequently, the share consolidation will not result in the realization of any gain or loss by a shareholder. In general, for a shareholder that holds Class “A” shares as capital property, the aggregate adjusted cost base of the Class “A” shares of the Corporation held by such shareholder immediately after the consolidation will be the same as the aggregate adjusted cost base of the Class “A” shares of the Corporation held by such shareholder immediately before the share consolidation

RECOMMENDATION OF THE BOARD

          The Board recommends that shareholders vote FOR the approval of the Share Consolidation Resolution.

          Proxies received pursuant to this solicitation will be voted FOR the approval of the Share Consolidation Resolution, unless the shareholder has specified in the proxy that his or her Class “A” shares are to be voted against the approval of the Share Consolidation Resolution. The Share Consolidation Resolution is a special resolution as defined in the Canada Business Corporations Act. Consequently, the Share Consolidation Resolution will require the affirmative vote of at least two-thirds of the votes cast by the shareholders present (in person or by proxy) and entitled to vote at the Meeting.

SHAREHOLDER PROPOSALS FOR THE 2010 ANNUAL GENERAL MEETING OF SHAREHOLDERS

          To be considered for inclusion in the Corporation’s proxy statement for the 2010 annual general meeting of shareholders of the Corporation, shareholder proposals must be received by the Corporation by no later than January •, 2010. In order to be included in the Corporation’s proxy materials, shareholder proposals will need to comply with the Commission’s Rule 14a-8. If you do not comply with Rule 14a-8, the Corporation will not be required to include the proposal in the proxy statement and the form of proxy the Corporation will mail to its shareholders. Shareholder proposals submitted outside the proxy process (i.e., a proposal to be presented at the 2010 annual general meeting of shareholders of the Corporation but not submitted for inclusion in the Corporation’s proxy statement for that meeting) must be received by the Corporation by no later than January •, 2010 and must comply with the requirements of the Canada Business Corporations Act. Shareholder proposals should be sent to the Corporation’s Secretary at 3500 de Maisonneuve Blvd. West, Suite 800 Montréal, Québec, Canada H3Z 3C1.

AVAILABLE INFORMATION

          Financial information relating to the Corporation is provided in its audited consolidated financial statements and management’s discussion and analysis for its financial year ended December 31, 2008. The Corporation is required to furnish to its shareholders annual reports containing audited consolidated financial statements certified by its auditors in Canada, quarterly reports containing unaudited financial data for the first three quarters of each fiscal year following the end of the respective fiscal quarter, and management’s discussion and analysis for such annual and quarterly financial statements. The Corporation prepares its consolidated financial statements in accordance with Canadian generally accepted accounting principles with reconciliation to U.S. generally accepted accounting principles.

           A copy of these filings may be requested at no cost, by writing or telephoning at the following address or telephone number:

Optimal Group Inc.
3500 de Maisonneuve Blvd. West, Suite 800
Montréal, Québec H3Z 3C1
Attention: Secretary
(514) 738-8885

          Copies of the Corporation’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Canadian securities laws and Section 13(a) or 15(d) of the Exchange Act are available on SEDAR at www.sedar.com, on EDGAR at www.sec.gov or free of charge upon request by writing to the address specified above and or through the Corporation’s website (www.optimalgrp.com) as soon as reasonably practicable after the material is electronically filed with, or furnished to, Canadian securities regulators and the Commission. The content of the Corporation’s website does not form part of this proxy statement.

OTHER MATTERS

          Management of the Corporation knows of no other business that will be brought before the Meeting. If any other matter or any proposal should be properly presented and should properly come before the Meeting for action, the persons named in the accompanying proxy will vote upon such proposal at their discretion and in accordance with their best judgment.

APPROVAL OF THE CORPORATION

          The content of this proxy statement and the sending thereof has been approved by the Board.

Dated at Montréal, Québec, Canada, this •th day of May 2009.

Leon P. Garfinkle
Senior Vice President,
General Counsel and Secretary

Schedule “A”

PROPOSED AMENDMENTS TO BY-LAW NO. 1A

This Schedule “A” sets forth the text of the proposed amendments to the relevant sections of By-law No. 1A of Optimal Group Inc. (defined in By-law No. 1A as the “Corporation”), as generally described in the body of this proxy statement. The relevant sections are marked to highlight the changes from the existing sections. Text to be deleted appears as strikethrough and new text appears as bold and underlined. The proposed amendments are as follows:

SECTION 4.08 MEETINGS BY ~~TELEPHONE.~~TELEPHONIC, ELECTRONIC OR OTHER COMMUNICATION FACILITY.

If all the directors consent, a director may participate in a meeting of the board or of a committee of the board by means of ~~such telephone~~ a telephonic, electronic or other communication ~~facilities as permit ail persons participating in the meeting to hear each other, and a~~ facility that permits all participants to communicate adequately with each other during the meeting, if the Corporation makes such a communication facility available. A director participating in ~~such~~ a meeting by such means is deemed for the purposes of the Act and the by-laws to be present at that meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board and of committees of the board held while a director holds office.

SECTION 10.17 MEETINGS BY TELEPHONIC, ELECTRONIC OR OTHER COMMUNICATION FACILITY.

A shareholder or any other person entitled to attend a meeting of shareholders may participate in the meeting by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting, if the Corporation makes such a communication facility available. A person participating in a meeting by such means is deemed for the purposes of the Act and the by-laws to be present at the meeting.

If the directors or shareholders of the Corporation call a meeting of shareholders, the directors or shareholders, as the case may be, may determine that the meeting shall be held, in accordance with the Act and any relevant regulations, entirely by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting.

SECTION 10.23 ELECTRONIC VOTING.

Any vote at a meeting of the shareholders may be held, in accordance with the Act and any relevant regulations, partially or entirely by means of a telephonic, electronic or other communication facility, if the Corporation makes such a communication facility available; and

Any person participating in a meeting of shareholders under section 10.17 and entitled to vote at the meeting may vote, in accordance with the Act, any relevant regulations and the by-laws, by means of the telephonic, electronic or other communication facility that the Corporation has made available for such purpose.

SECTION 12.01 METHOD OF GIVING NOTICES.

Any notice (which term includes any communication or document) to be given (which term includes sent, delivered or served) pursuant to the Act, the regulations thereunder, the articles, the by-laws or otherwise to a shareholder, director, officer, auditor or member of a committee of the board shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to his recorded address or if mailed to him at his recorded address by prepaid ordinary or air mail or if sent to him at his recorded address by any means of prepaid transmitted or recorded communication, or if provided in the form of an electronic document so long as the shareholder, director, officer, auditor or member of a committee of the board has consented to receive the notice in such form. A notice so delivered shall be deemed to have been given when it is delivered personally or to the recorded address as aforesaid; a notice so mailed shall be deemed to have been given when deposited in a post office or public letter box; and a notice so sent by any means of transmitted or recorded communication shall be deemed to have been given when dispatched or delivered to the appropriate communication company or agency or its representative for dispatch; and a notice sent in the form of an electronic document shall be deemed to have been given when transmitted. The secretary or assistant-secretary may change or cause to be changed the recorded address of any shareholder, director, officer, auditor or member of a committee of the board in accordance with any information believed by him to be reliable.

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Schedule “B”

SPECIAL RESOLUTION OF SHAREHOLDERS

WHEREAS the authorized capital of Optimal Group Inc. (the “Corporation”) consists of an unlimited number of Class “A” shares;

AND WHEREAS it is considered desirable to amend the Articles of the Corporation as hereinafter provided:

RESOLVED, AS A SPECIAL RESOLUTION OF SHAREHOLDERS THAT:

1.

The Articles of the Corporation be amended to consolidate the issued and outstanding Class “A” shares on the basis that each holder of a Class “A” share shall receive one (1) Class “A” share for each five (5) Class “A” shares so consolidated; provided, however, that no holder of Class “A” shares shall be entitled to receive any fractional Class “A” share following the consolidation but in lieu of any such fractional share shall be entitled to receive one (1) Class “A” share.

2.

Any director or officer of the Corporation be, and such director or officer of the Corporation hereby is, authorized and empowered, acting for, in the name of and on behalf of the Corporation, to do all things and execute all instruments necessary or desirable to give effect to this special resolution including, without limitation, to execute, under seal of the Corporation or otherwise, and to deliver Articles of Amendment, in duplicate, to the Director under the Canada Business Corporations Act.

3.

Notwithstanding that this special resolution has been duly passed by the shareholders of the Corporation, the directors of the Corporation be, and they hereby are, authorized and empowered to revoke this special resolution at any time prior to the issuance of a Certificate of Amendment giving effect to the amendment of the Articles of the Corporation and to determine not to proceed with the amendment without the further approval of the shareholders of the Corporation.

ANNEX A

CLASS “A” SHARES

PROXY

SOLICITED BY THE MANAGEMENT FOR THE

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 23, 2009

          The undersigned holder of Class “A” shares of Optimal Group Inc. (the “Corporation”) hereby appoints HOLDEN L. OSTRIN, or failing him NEIL S. WECHSLER, or failing him LEON P. GARFINKLE, each an officer of the Corporation, or instead and to the exclusion of them __________________________________________ (*See notes 1 and 2 below) as proxyholder for the undersigned, with full power of substitution, to attend, vote and otherwise act for and on behalf of the undersigned in respect of all of the Class “A” shares of the Corporation registered in the name of the undersigned and in respect of all matters that may come before the annual and special meeting of shareholders of the Corporation (the “Meeting”) to be held at the Residence Inn by Marriott, 2170 Lincoln Avenue, Montréal, Québec, Canada on June 23, 2009 at 10:00 a.m. and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same powers as if the undersigned were personally present at the Meeting or any adjournment(s) or postponement(s) thereof and hereby revokes any and all previous appointments of proxyholders and acknowledges receipt of the notice of the Meeting and proxy statement which accompanies the notice of the Meeting (the “Proxy Statement”). The board of directors of the Corporation recommends that you vote FOR (including, in the case of the election of directors, FOR ALL) each of the proposals, which have been made by the Corporation, listed below. Without limiting the general authorization and powers given pursuant to this proxy, the person named as proxy is specifically directed to vote as follows (and if not so specifically directed, shall vote FOR such matters, including, in the case of the election of directors, FOR ALL):

1.	______ FOR ALL or ______ WITHHOLD VOTE FOR ALL or ______ FOR ALL, EXCEPT WITHHOLD VOTE FOR*:

the election to serve as directors for a three-year term of the three management nominees referred to in the proxy statement which accompanies the notice of the Meeting, namely Messrs. Neil S. Wechsler, James S. Gertler and Thomas D.Murphy.

To vote for all nominees, mark the “FOR ALL” box, to withhold your vote for all nominees, mark the “WITHHOLD VOTE FOR ALL” box, to withhold your vote for a particular nominee (or nominees), mark “FOR ALL, EXCEPT WITHHOLD VOTE FOR” box and enter the name(s) of the exception(s) in the space provided below:

*Exceptions:

2.	______ FOR ______ AGAINST ______ ABSTAIN

the appointment of KPMG LLP, chartered accountants, as the independent auditors of the Corporation for the fiscal year ending December 31, 2009 and the authorization of the audit committee of the board of directors to fix the remuneration of the independent auditors of the Corporation.

3.	______ FOR ______ AGAINST ______ ABSTAIN

confirmation of amendments to By-Law No. 1A of the Corporation set forth in Schedule “A” contained in the Proxy Statement, allowing shareholders to receive notices of shareholder meetings, and to attend, participate and vote thereat, by electronic or other communication facilities, as summarized in the Proxy Statement.

4.	______ FOR ______ AGAINST ______ABSTAIN

the special resolution of shareholders set forth in Schedule “B” contained in the Proxy Statement, authorizing an amendment to the articles of continuance of the Corporation to consolidate all issued and outstanding Class “A” shares on the basis that each holder of a Class “A” share shall receive one (1) Class “A” share for each five (5) Class “A” shares so consolidated, as summarized in the Proxy Statement.

5.

With respect to amendments or variations of the matters referred to above or any other matters which are not now known to management and that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof, the undersigned hereby confers discretionary authority on the undersigned’s proxyholder to vote on such amendments or variations or such other matters in accordance with the best judgment of such person.

DATED this ______ day of ________________2009 (*see note 3 below)

Signature of Shareholder or authorized
representative
(*See note 4 below)

Print Name

Whether or not you anticipate attending the Meeting in person, kindly fill in and sign this form of proxy and return it in the envelope provided or by facsimile. This form of proxy will not be valid unless it is completed and returned to the transfer agent of the Corporation, Computershare Investor Services Inc., 100 University Avenue, 9th Floor, Toronto, Ontario, Canada, M5J 2Y1, Attention: Proxy Department, in the return envelope or by fax to: (416) 263-9524 or 1-866-249-7775, not later than 5:00 p.m., (Eastern time) on June 19, 2009 or, if the Meeting is adjourned or postponed, not later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of the adjourned or postponed Meeting, or any further adjournment or postponement thereof.

NOTES:

1.

You should indicate your choice on the matters set out above by checking the appropriate box. The shares represented by this proxy will be voted or withheld from voting in accordance with the foregoing instructions on any ballot that may be called for. Where a shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Where a shareholder fails to specify a choice with respect to a matter referred to in this proxy and a management nominee (being one of the persons specified in the proxy) is appointed as a proxyholder, the shares represented by such proxy will be voted FOR such matter (including, in the case of the election of directors, FOR ALL) and in accordance with management’s recommendation with respect to any amendments or variations to a matter referred to in this proxy or any other matters which may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

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2.

If you are unable to attend the Meeting, but wish to be represented, you have the right to appoint a person, who need not be a shareholder of the Corporation, to attend and vote on your behalf. If you use this form of proxy, but wish to appoint some person other than Holden L. Ostrin, Neil S. Wechsler or Leon P. Garfinkle as your proxyholder, you must insert the name of that other person in the blank space provided. The proxyholder must attend the Meeting in order to vote on your behalf.

3.	If not dated, this proxy is deemed to bear the date when it was mailed by management of the Corporation.

4.

This proxy is only valid when signed. Please sign exactly as your name appears on the share registry. If the registered shareholder is a corporation, this proxy must be executed by a duly authorized officer or attorney of the shareholder and, if the corporation has a corporate seal, its corporate seal should be affixed. If shares are registered in the name of an executor, administrator or trustee, please sign exactly as the shares are registered. If the shares are registered in the name of a deceased shareholder, the shareholder’s name must be printed in the space provided, the proxy must be signed by the legal representative with his name printed below his signature and evidence of authority to sign on behalf of the shareholder must be attached to this proxy.

5.	All shareholders should refer to the accompanying Proxy Statement for further information regarding completion and use of this proxy and other information pertaining to the Meeting.

6.

To be valid, this proxy must be dated and signed by you, as the registered holder of Class “A” shares of the Corporation, or as a person named as a proxyholder in respect of the Meeting in an omnibus proxy containing a power of substitution pursuant to applicable securities laws, or your attorney.

THIS IS YOUR PROXY.
PLEASE COMPLETE, FOLD AND RETURN IT IN
THE ENVELOPE PROVIDED OR BY FACSIMILE TO:

COMPUTERSHARE INVESTOR SERVICES INC.

By Registered Mail, Courier, Mail or Hand:
100 University Avenue,
9th Floor
Toronto, Ontario
Canada M5J 2Y1

Attention: Proxy Department
Facsimile No.: (416) 263-9524 or 1-866-249-7775

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